EXHIBIT 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Power & Equipment Corp. of our report dated October 6, 2001 relating to the financial statements and the financial schedules, which appear in this Form 10-K/A-3.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP



Portland, Oregon
August 4, 2003